Springstone Acquisition - Summary of Pro Forma Financial Information (Details) (10K) - Springstone Financial, Llc [Member] - LendingClub Corp [Member] - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2014	Dec. 31, 2013
Business Acquisition, Pro Forma Information, Nonrecurring Adjustment [Line Items]
Total net revenue		$ 219,174	$ 113,040
Net loss	[1]	$ (33,796)	$ (17,592)
Basic net loss per share attributable to common stockholders ($ per share)		$ (0.45)	$ (0.34)
Diluted net loss per share attributable to common stockholders ($ per share)		$ (0.45)	$ (0.34)
One-time acquisition-related costs and compensation expenses adjustments			$ 8,600

[1]	Net loss for the year ended December 31, 2013 includes $8.6 million of one-time acquisition-related costs and compensation expenses.